Supplement dated July 31, 2025
to the following statutory prospectus(es):
Nationwide Advisory VUL dated May 1, 2025
This supplement updates certain information contained in your statutory prospectus. Please read and retain this supplement for future reference.
The following underlying mutual fund is offered as an investment option under the policy.
Effective August 22, 2025, the name of the investment option is updated as indicated below:
CURRENT NAME	UPDATED NAME
Invesco Oppenheimer V.I. International Growth Fund: Series II	Invesco V.I. International Growth Fund: Series II
PROS-1037